                                                                  Exhibit 10.8.1

                            NUMATICS, INCORPORATED
                                INCENTIVE PLAN
                                --------------

Section 1 -- Purposes
---------------------

     This Numatics, Incorporated Stock Incentive Plan (the "Plan") is intended to provide for incentive compensation to certain directors, key executives and employees of Numatics, Incorporated (the "Company") or any Affiliated Entity, based upon the contributions of such executives and employees to the long-term growth and profitability of the Company. Incentive compensation encourages identification with shareholder concerns, as well as current and continuing interest in the development and financial success of the Company. The Plan also is intended to assist the Company and Affiliated Entities to attract and retain executives and employees of superior ability and promise.

Section 2 -- Certain Additional Definitions
-------------------------------------------

     The terms set forth in quotation marks below have the following respective meanings under the Plan:

          "Affiliated Entity" means a corporation, partnership or other business enterprise in which the Company directly or indirectly has a significant equity interest under United States generally accepted accounting principles.

          "Award" means an Option granted under the Plan.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation Committee of the Board (or, if no Board committee so named is in existence at a relevant time, such other Board committee as the Board shall have specified).

          "Company Stock" means the common stock of the Company.

          "Disabled" means the total and permanent inability of an Employee by reason of sickness or injury to perform the material duties of such Employee's regular occupation with his or her Employer, where such inability has existed for at least six continuous months.

          "Disability" means the condition of being Disabled.

          "Employee" means an employee of the Company or an Affiliated Entity.

          "Employer" means the Company or the Affiliated Entity which employs an Employee at any given time.

          "Fair Market Value" of a share of Common Stock means an amount determined by dividing (b) by (a):

          (a) the total number of shares of Common Stock outstanding on a fully diluted basis;

          (b)  the amount that is equal to:

               (i) the product of (A) 7.61, and (B) the company's Net Operating Income for the most recently completed quarterly period, plus

               (ii) cash and cash equivalents at the end of the most recently completed quarterly period, plus

               (iii) the aggregate consideration that would be received by the Company upon the assumed exercise or conversion of all outstanding options, warrants and convertible securities, minus

               (iv) the sum of Long-Term Debt (including the current portion thereof) and short-term debt for borrowed money at the end of the most recently completed quarterly period.

     For these purposes, the terms "Net Operating Income" and "Long-Term Debt" have the same meaning as in the Securities Purchase Agreement between the Company and Harvard Private Capital Holdings, Inc., dated January 3, 1996, as amended from time to time.

          "Option" means an Option to purchase Company Stock granted pursuant to
     Section 6 of the Plan.

          "Outside Director" means a person who is a member of the Board and is not also an Employee.

Section 3 -- Administration
---------------------------

     The Plan shall be administered by the Committee, which, subject only to such limitations as are expressly set forth in the Plan, shall have authority to grant Awards to such Employees as it may select from time to time, to determine the type, amount and other terms and conditions of each Award granted, to prescribe the forms of written agreements to evidence Awards, to interpret the Plan and the provisions of such agreements, to adopt administrative rules and procedures concerning operation of the Plan, and to take such other actions as it determines to be necessary, advisable, appropriate or convenient for the administration of the Plan in accordance with its purposes. The Committee may delegate performance of record-keeping and other ministerial functions concerning the Plan and its day-to-day operation to such persons as it may specify from time to time.

Section 4 -- Eligibility for Awards; No Requirement of Uniformity
-----------------------------------------------------------------

     An Option may be granted by the Committee at any time to any Employee or any Outside Director. The type, amount and other terms and conditions of an Award made to a grantee at any given time need not be the same as for any other Award granted then or at any other time to the same or any other grantee.

Section 5 -- Maximum Number of Shares
-------------------------------------

     Subject to adjustment as provided in Section 8, the aggregate number of shares of Company Stock available for issuance pursuant to the exercise of Options shall not exceed 200,000 shares. If any Option (or portion thereof) shall expire, terminate, or be cancelled or forfeited while unexercised, for any reason, the shares subject to such unexercised Option (or Option portion) shall again become available for Awards.

Section 6 -- Options
--------------------

     (a) Type.  All Options granted under this Plan shall be nonqualified stock
         ----
options, that is, Options that are not intended to meet the requirements of
Section 422 of the Code (or any successor provision in effect at a relevant time). In connection with the grant of any Option, the Committee may prescribe such terms and conditions, not inconsistent with the Plan, as it deems desirable.

     (b) Number of Shares and Exercisability.  The number of shares subject to
         -----------------------------------
an Option granted by the Committee, the time at which the Option or any portion thereof first becomes exercisable (which time may but need not be coincident with the date of grant) and the latest date on which the Option may be exercised (the "expiration date") shall be as specified by the Committee at the time of grant. The Committee may, in its discretion, accelerate the exercisability of any Option (or Option portion) at any time or provide for automatic acceleration of exercisability of any Option (or portion) upon the occurrence of such events as it may specify. During the lifetime of the grantee of an Option, the Option may be exercised only by the grantee or the grantee's legal representative.

     (c) Exercise Price.  Unless the Committee specifies a higher price at the
         --------------
time of grant, the per share exercise price of each Option shall be the Fair Market Value of a share of Company Stock on such date as determined by the Committee.

     (d) Exercise Procedures and Payment.  The holder of an exercisable Option
         -------------------------------
(or Option portion) may exercise it in whole or in part by complying with such procedures for exercise prescribed by the Committee as are then in effect and tendering payment in full of the aggregate exercise price for the number of shares in respect of which the Option is then being exercised. Except to the extent that the Committee at the time of grant of the Option specifies one or more other acceptable forms of payment of the exercise price, payment shall be made entirely in cash.

     (e) Effect Upon Outstanding Options of Termination of Employment or Service
         -----------------------------------------------------------------------
as an Outside Director.
----------------------


         (1) General.  For purposes of the Plan, (i) a transfer of an Employee
             -------
     from the Company to an Affiliated Entity, from an Affiliated Entity to the Company or between Affiliated Entities or (ii) a leave of absence, duly authorized in writing by the Company and approved by the Committee shall not be deemed a termination of employment. For purposes of the Plan, termination of employment as an Employee shall be considered to occur on the date on which an Employee is no longer obligated to perform services for the Company or any of its Affiliated Entities and the Employee's right to reemployment is not guaranteed either by statute or contract, regardless of whether the Employee continues to receive compensation from the Company or any of its Affiliated Entities after such date. For purposes of the Plan, an Outside Director shall be deemed to have terminated service as an Outside Director on the earliest of (A) his/her resignation from the Board,
     (B) his/her removal from the Board by the shareholders of the Company, and
     (C) the date on which his/her term of office as a Board member expires without reelection to the Board by the Company's shareholders. Except as otherwise hereinafter provided, if an Employee holding an Option terminates employment or if the service of an Outside Director holding an Option terminates, such termination of employment or service, as applicable, automatically shall operate to cancel and terminate all Options in their entirety, whether or not exercisable at the time of such termination of employment or service.

         (2) Retirement of an Employee.  If an Employee terminates employment
             -------------------------
     due to his/her retirement from the Company or an Affiliated Entity on or after age 65 (or prior to age 65 with the consent of the Committee) but the Employee then is (or at that time becomes) a director of the Company, the Option shall continue in effect in accordance with its terms as if it had been granted to an Outside Director. If any other Employee ceases to be employed by the Company or an Affiliated Entity due to his/her retirement on or after age 65 (or prior to age 65 with the consent of the Committee), the Option shall continue to be exercisable in accordance with its terms for a period of three months after such termination of employment or, if less, until its expiration date, but only to the extent that the Option was exercisable on the date of termination.

         (3) Disability of an Employee.  If an Employee ceases to be employed
             -------------------------
     by the Company or an Affiliated Entity due to his/her Disability, the Option shall continue to be exercisable in accordance with its terms for a period of three months after such termination of employment or, if less, until the its expiration date, but only to the extent that the Option was exercisable on the date of Disability.

         (4) Death.  If an Employee or an Outside Director dies either while
             -----
     still an Employee (or an Outside Director, if applicable) or otherwise during a time when he/she could have exercised an Option, the Option shall continue to be exercisable in accordance with its terms by the beneficiary or personal representative of the decedent for a period of six months following the date of his/her death, or, if less, until its expiration date, but only to the extent that the Option was exercisable on the date of death.

          (5) Extensions of Exercisability.  Anything in this Section 6(e)
              ----------------------------
     notwithstanding, the Committee may in its discretion allow a longer post-termination exercise period for any then outstanding Option, as long the exercise period allowed does not extend beyond the Option's expiration date.

Section 7 -- Certain Provisions Generally Applicable to Awards
--------------------------------------------------------------

     (a) Award Agreements.  Each Award granted under the Plan shall be evidenced
         ----------------
by a written agreement setting forth (including, to the extent appropriate, by incorporating applicable provisions of the Plan) the type, amount and other terms and conditions of such Award, including, in addition to such terms and conditions as are expressly required to be determined by the Committee, all such other terms and conditions not inconsistent with the Plan as the Committee, in its discretion, shall have specified with respect to such Award.

     (b) Transfer Restrictions; Potential Forfeiture.  No Option and none of the
         -------------------------------------------
rights or privileges conferred by any such Award may be sold, assigned, pledged, hypothecated or otherwise transferred in any manner whatsoever, whether voluntarily, by operation of law or otherwise, except pursuant to the laws of descent and distribution or by the predecessor holder's last will and testament. Upon any attempt to sell, assign, pledge, hypothecate or otherwise transfer any such Award or any of the rights and privileges conferred thereby contrary to the provisions of the Plan, or upon the sale under levy of attachment or similar process upon the rights and privileges conferred by any such Award, the Award and all such rights and privileges shall immediately terminate.

     (c) Overriding Precondition; Potential Forfeiture.  It shall be an
         ---------------------------------------------
overriding precondition to the exercisability of each Option: (1) that the grantee of such Award not engage in any activity that, in the opinion of the Committee, is in competition with any activity of the Company or any Affiliated Entity or otherwise inimical to the best interests of the Company (except that employment with any entity at the request of the Company and employment that has been specifically approved by the Committee shall not be considered an activity in competition with or, in itself, otherwise inimical to the Company or any Affiliated Entity) and (2) that the grantee furnish the Committee with all such information concerning satisfaction of the foregoing condition as the Committee shall reasonably request. If the Committee makes a determination that a grantee, whether while still an Employee or afterward, has engaged in any such competitive or otherwise inimical activity, such determination shall operate to immediately cancel all then outstanding Options theretofore granted to the grantee.

     (d) Specific Precondition.  It shall be a precondition to the grant of any
         ---------------------
Option to an Employee that such Employee first execute and deliver to the Company a Stock Transfer Agreement by and between the Employee and the Company, a copy of which is attached hereto as Exhibit A.
                                      ---------

     (e) Tax Withholding.  The Company shall have the right to withhold or
         ---------------
require the grantee or other holder of any Award to pay to the Company the full extent of any amounts required to be withheld by the Company in connection with the exercise or settlement of such Award, and any such required payment relating to the exercise of an Option shall be a condition precedent to settlement of such Award.

     (f) Shareholder Status.  Neither the grantee of an Award, nor any other
         ------------------
person to whom the Award or the grantee's rights thereunder may pass, shall be deemed for any purposes to be a holder of shares of Company Stock with respect to shares issuable pursuant to such an Award until certificates representing such shares have been issued in the name of such grantee or other person.

     (g) No Change in Employment Status.  Neither the establishment of the Plan,
         ------------------------------
the eligibility of any Employee to be granted Awards, the grant of any Award to an Employee, nor any provision of the Plan or such Award is intended or shall be construed as conferring upon any Employee the right to continue in the employment of the Company or any Affiliated Entity or affect any right of the Company or an Affiliated Entity to terminate such Employee's employment.

Section 8 -- Adjustments upon Changes in Capitalization
-------------------------------------------------------

     In the event of a reorganization or recapitalization, merger, consolidation or similar transaction involving the Company, a stock-on-stock dividend or split, a reverse split or a combination of Company Stock, a rights offering, or any other change in the corporate or capital structure of the Company, the Board shall make such adjustments as it may deem appropriate in the number and kind of shares available for issuance under and pursuant to the Plan, the number and kind of shares covered by outstanding Options and the per share exercise price of such Options.


Section 9 -- Change in Control.
------------------------------

     A "Change in Control" shall occur if at any time during which Options remain outstanding (a) title or voting rights with respect to more than 50 percent of the Company Stock becomes owned by any parties or entities other than the existing shareholders of record of the Company's Stock as of the effective date of the plan (provided that transfer of shares to one or more members of a shareholder's immediate family, to a trust of which the shareholder is the grantor during his lifetime or at death or to the grantor of a trust that is a shareholder or to the grantor's immediate family shall not be deemed a Change in Control), (b) the Company is either acquired by and/or merged with another organization or corporate entity owned or controlled by parties or entities other than the existing principal shareholders of record of the Company's Stock as of the effective date of the Plan, resulting in the Company's Stock not being the surviving common stock subsequent to the establishment of the merged organization, or (c) the Company conveys all or substantially all of its assets to another corporation, entity, or person, the ownership of which is not the existing shareholders of record of the Company's Stock as of the effective date of the plan. If a Change in Control occurs, all Options granted hereunder shall become immediately exercisable.

Section 10 -- Effectiveness, Duration, Amendment, Suspension and Termination
----------------------------------------------------------------------------

     The Plan shall become effective immediately upon Board approval, and shall continue thereafter until terminated by the Board. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, but no such Board action shall adversely affect the rights of any grantee or other holder of any Award then outstanding without the consent of such grantee or holder.

     Adopted by the Board of Directors of the Company:  June 29, 2000

                                      -7-